AMENDMENT TO SUBORDINATED SECURED CONVERTIBLE NOTES

            This AMENDMENT TO SUBORDINATED SECURED CONVERTIBLE NOTE (the "AMENDMENT") dated as of January 24, 2006 (the "AMENDMENT EFFECTIVE DATE") is entered into by and among E Com Ventures, Inc., a Florida corporation, with headquarters located at 251 International Parkway, Sunrise, Florida 33325 (the "COMPANY") and the undersigned (on the signature pages hereto) designated as "Holder of Convertible Note".

      WHEREAS:

      A. The Company issued to the Holder a Subordinated Secured Convertible Note on December 9, 2004 and

      B. The Company desires to extend the due date of the Note and the Holder has agreed to such extension indicating that some consideration for the extension may be requested by the Holder at some future date. The granting of any such consideration would be at the sole discretion of the E Com Ventures, Inc. Board of Directors.

      NOW THEREFORE, in consideration of the foregoing, of the mutual covenants and agreements contained herein and of other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.    AMENDMENT TO CONVERTIBLE NOTES.

      The Company and the Holder of the Subordinated Secured Convertible Note agree that the Maturity Date of the outstanding Subordinated Secured Convertible
Note is hereby extended to January 29, 2009. Further, the Company and the Holder agree that the term "Maturity Date" in the outstanding Subordinated Secured Convertible Note shall be amended by deleting the date "January 29, 2007" in the first paragraph of such Subordinated Secured Convertible Note and replaced with the date "January 29, 2009".

2.    MISCELLANEOUS.

      This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.


            IN WITNESS WHEREOF, the Holder and the Company have caused this Amendment to Convertible Note to be duly executed as of the Amendment Effective Date.


            COMPANY:
            E COM VENTURES, INC.

            /s/ MICHAEL W.  KATZ
            --------------------------
            Michael W. Katz

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

            HOLDER OF Subordinated Secured Convertible Note:


            /s/ STEPHEN NUSSDORF
            --------------------
            Stephen Nussdorf


            /s/ GLENN NUSSDORF
            --------------------
            Glenn Nussdorf



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